EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EMPOWER CLINICS INC. (formerly ADIRA ENERGY LTD.) (the "Company") on Form 20-F for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Steven McAuley, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 11, 2022	/s/ Steven McAuley

Steven McAuley
Chief Executive Officer
(principal executive officer)